UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2012

Li3 Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54303	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Marchant Pereira 150

Of. 803

Providencia, Santiago de Chile

Chile

(Address of principal executive offices, including zip code)

+56 (2) 896-9100

(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY  10022

Phone:  (212) 400-6900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, if any, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: the results of initial exploration, and the determination whether to pursue any contemplated transactions; our ability to raise additional capital to complete exploration, development and commercialization of the Maricunga Project and other opportunities; future findings and economic assessment reports; our ability to obtain the necessary operating permits and environmental approvals; our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure and raise the required capital to take advantage of, and successfully participate in, such opportunities; future economic conditions; political stability; and lithium prices. For further information about certain risks we face, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the Securities and Exchange Commission on October 15, 2012.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 4.02 Nonreliance on Previously Issued Financial Statements.

On November 5, 2012, the Chief Financial Officer of Li3 Energy, Inc. (“we,” or the “Company”) concluded that our consolidated financial statements as of June 30, 2012, and for the year then ended as contained in our Annual Report on Form 10-K, as well as the consolidated financial statements filed in our Quarterly Reports on Forms 10-Q for the periods ending September 30, 2011, December 31, 2011 and March 31, 2012, should no longer be relied upon because of errors in such reports.

The Company’s consolidated financial statements for the year ended June 30, 2012 included capitalized mineral rights of $63,741,000 related to the Company’s Maricunga project. These mineral rights were erroneously recorded in the financial records of the parent entity, Li3 Energy, Inc., instead of the Chilean subsidiary Minera Li, S.A (“Minera”). This recording error resulted in a misstatement of the translation of Minera’s financial statements, which are prepared using Chilean Pesos as its functional currency, into the reporting currency of the Company, which is U.S. Dollars. As a result, the restated consolidated financial statements will include a reduction in the value of the mineral rights assets to reflect the change in currency rates as a foreign currency translation adjustment.

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The effects of the restatement will primarily be to decrease our total assets by $3,949,902, to decrease our other comprehensive income by $2,369,941 and to decrease our non-controlling interest by $1,579,961 at, and for the fiscal year ended, June 30, 2012.

a)       Balance sheet

	As Originally Reported	Adjustments	Restated
ASSETS
Mineral rights	$63,741,000	$(3,949,902)	$59,791,098
Total Assets	$63,963,400	$(3,949,902)	$60,013,498

STOCKHOLDERS’ EQUITY
Other comprehensive income (loss)	$83,563	$(2,369,941)	$(2,286,378)
Non-controlling interests	$23,120,593	$(1,579,961)	$21,540,632
Total liabilities and stockholders’ equity	$63,963,400	$(3,949,902)	$60,013,498

b) Statement of operations

	For the year ended June 30, 2012
	As Originally Reported	Adjustments	Restated
Comprehensive income (loss)
Net loss	$(4,687,478)	$-	$(4,687,478)
Foreign currency translation adjustments	83,563	(3,949,902)	(3,866,339)
Total comprehensive loss	(4,603,915)	(3,949,902)	(8,553,817)
Comprehensive loss attributable to non-controlling interests	(2,375,407)	(1,579,961)	(3,955,368)
Comprehensive loss attributable to Li3 Energy, Inc.	$(2,228,508)	$(2,369,941)	$(4,598,449)

	June 24, 2005 (Inception) through June 30, 2012
	As Originally Reported	Adjustments	Restated
Comprehensive income (loss)
Net loss	$(40,149,252)	$-	$(40,149,252)
Foreign currency translation adjustments	83,563	(3,949,902)	(3,866,339)
Total comprehensive loss	(40,065,689)	(3,949,902)	(44,015,591)
Comprehensive loss attributable to non-controlling interests	(2,375,407)	(1,579,961)	(3,955,368)
Comprehensive loss attributable to Li3 Energy, Inc.	$(37,690,282)	$(2,369,941)	$(40,060,223)

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We are in the process of determining the effects of the restatement on our interim financials for the periods ended September 30, 2011, December 31, 2011, and March 31, 2012.

Our Principal Financial Officer discussed with the Audit Committee of our Board of Directors the matters which are the subject of this filing and the Audit Committee has approved the above restatement adjustments.

We plan to file amendments to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, and our Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, 2012, December 31, 2011 and September 30, 2011 to include restated financial statements for the affected periods.

We will not be restating our financials as of and for the fiscal year ended June 30, 2011, because the differences between using the Chilean Peso and the U.S. Dollar as the functional currency were immaterial with respect to such financials.

We believe that this change in accounting methodology (which has no impact on cash) is consistent with generally accepted accounting principles.

The Audit Committee of our Board of Directors discussed with our independent accountants, GBH CPAs, the matters disclosed herein.

[Signature page follows.]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: November 8, 2012	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

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